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                                                                   EXHIBIT 10.11

                                 AMENDMENT NO. 2
                           Dated as of August 25, 1998
                                       to
                      TRANSFER AND ADMINISTRATION AGREEMENT
                           Dated as of August 28, 1997


         THIS AMENDMENT NO. 2 (this "AMENDMENT") dated as of August 25, 1998 is entered into by and among NMC FUNDING CORPORATION, a Delaware corporation, as Transferor (in such capacity, the "TRANSFEROR"), NATIONAL MEDICAL CARE, INC., a Delaware corporation, as the initial "COLLECTION AGENT", ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "COMPANY"), and NATIONSBANK, N.A., a national banking association ("NATIONSBANK"), as agent for the Company and the Bank Investors (in such capacity, the "AGENT") and as a Bank Investor.


                              PRELIMINARY STATEMENT

                  A. The Company, the Transferor, the Collection Agent and NationsBank, in its capacity as the Agent and as a Bank Investor, are parties to that certain Transfer and Administration Agreement dated as of August 28, 1997 (as amended or otherwise modified prior to the date hereof, the "TAA"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

                  B. The Company, the Transferor, the Collection Agent and NationsBank, as Agent and as a Bank Investor, have agreed to amend the TAA on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE TAA. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, Section 1.1 the TAA is amended as follows:



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                  1.1.     The definition of "COMMITMENT TERMINATION DATE" is
         amended to change the date set forth therein from "August 27, 1998" to "September 28, 1998".

                  1.2. The definition of "TERMINATION DATE" is amended to change the date set forth in clause (viii) thereof from "August 27, 1998" to "September 28, 1998".

                  SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date hereof upon the receipt by the Agent of each of the following:

                  (i) counterparts of this Amendment duly executed by the Company, the Transferor, the Collection Agent, the Bank Investor and the Agent; and

                  (ii) a reaffirmation of the Parent Agreement, substantially in the form of Exhibit A attached hereto, duly executed by each of FMC and FMCH.

                  SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR AND THE COLLECTION Agent.

                  3.1 Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  3.2 Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE TAA.

                  4.1 Upon the effectiveness of this Amendment, each reference in the TAA to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.



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                  4.2      Except as specifically amended hereby, the TAA and
all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Company, the Bank Investor or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.





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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.



                                   ENTERPRISE FUNDING CORPORATION,
                                   as Company


                                   By: /s/ Stephen Newman
                                       ----------------------------------------
                                       Stephen Newman
                                       Vice President



                                   NMC FUNDING CORPORATION,
                                   as Transferor


                                   By: /s/ James V. Luther
                                       ----------------------------------------
                                       James V. Luther
                                       Assistant Treasurer



                                   NATIONAL MEDICAL CARE, INC.,
                                   as Collection Agent


                                   By: /s/ James V. Luther
                                       ----------------------------------------
                                       James V. Luther
                                       Assistant Treasurer



                                   NATIONSBANK, N.A., as Agent
                                   and as a Bank Investor


                                   By: /s/ Elliott T. Lemon
                                       ----------------------------------------
                                       Elliott T. Lemon
                                       Vice President




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                                                                       EXHIBIT A

                    FORM OF REAFFIRMATION OF PARENT AGREEMENT

                        REAFFIRMATION OF PARENT AGREEMENT

                                 August 25, 1998

NMC Funding Corporation
Two Ledgemont Center
95 Hayden Avenue
Lexington, Massachusetts 02173

NationsBank, N.A.,
         as Agent under the
         Transfer and Administration
         Agreement referred to below
NationsBank Corporate Center--10th Floor
Charlotte, North Carolina 28255


                  Each of the undersigned, FRESENIUS MEDICAL CARE AG and FRESENIUS MEDICAL CARE HOLDINGS, INC. (i) acknowledges, and consents to, the execution of that certain Amendment No. 2 dated as of August 25, 1998 (the "AMENDMENT") to the Transfer and Administration Agreement, dated as of August 28, 1997, among Enterprise Funding Corporation, NMC Funding Corporation, National Medical Care, Inc., the "Bank Investors" parties thereto and NationsBank, N.A., as agent (as amended, the "TAA"), (ii) reaffirms all of its obligations under that certain Parent Agreement dated as of August 28, 1997 made by the undersigned and (iii) acknowledges and agrees that, after giving effect to the Amendment, such Parent Agreement remains in full force and effect and such Parent Agreement is hereby ratified and confirmed.




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                                   FRESENIUS MEDICAL CARE AG


                                   By:
                                       ---------------------------------------
                                       Title:



                                   FRESENIUS MEDICAL CARE
                                   HOLDINGS, INC.


                                   By:
                                       ---------------------------------------
                                       Title: